[CERTAIN IDENTIFIED INFORMATION, MARKED BY [***], HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.]

FIRST AMENDMENT TO TRANSITION SERVICES AGREEMENT

This First Amendment to Transition Services Agreement (this “Amendment #1”) is entered into as of October 10, 2022 (“Amendment #1 Effective Date”) by and between Adeia Inc. (“Adeia”) and Xperi Inc. (“Xperi”). Any capitalized terms used herein but not otherwise defined shall have the meanings set forth in the TSA (as defined below).

RECITALS

WHEREAS, Adeia and Xperi entered into that certain Transition Services Agreement dated as of October 1, 2022 (the “TSA”); and

WHEREAS, the parties desire to amend the TSA subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, agreements and conditions, and upon acknowledgment of each of the parties of the receipt of valuable consideration, the parties herein agree as follows:

AGREEMENT

1.
Amendments. Schedule 2.1 (Services) of the TSA is hereby amended as follows:

(a)
The last sentence of the preamble paragraph of Schedule 2.1 is hereby deleted in its entirety and replaced with the following:

[***]

(b)
Service No. I.3 under Section I of Schedule 2.1 is hereby deleted in its entirety.

(c)
A new Service No. I.8 is hereby added under Section I of Schedule 2.1, as follows:

[***]

2.
General Provisions.

(a)
Governing Law. This Amendment #1 and any dispute arising out of, in connection with or relating to this Amendment #1 shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

(b)
Counterparts. This Amendment #1 may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the

First Amendment to Adeia-Xperi TSA

same instrument. Delivery of an executed counterpart of this Amendment #1 by email or other electronic method shall be equally as effective as delivery of a manually executed counterpart of this Amendment #1.

(c)
Reference to Services Agreement. Each reference in the TSA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in any other agreements, documents or other instruments executed and delivered pursuant to the TSA shall mean and be a reference to the TSA as amended by this Amendment #1.

First Amendment to Adeia-Xperi TSA

[Signature page to follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment #1 as of the Amendment #1 Effective Date.

ADEIA INC.

By:

Name:

Title:

XPERI INC.

By:

Name:

Title:

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